UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2007

NYFIX, INC. (Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Wall Street, 26th Floor, New York, New York 10005
(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000

______________________________________________________ (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

        (e) On October 2, 2007, the Board of Directors (the “Board”) of NYFIX, Inc. (the
“Company”) adopted the 2007 Annual Incentive Plan (the “2007 AIP”), an annual cash bonus program designed to motivate and reward eligible employees for corporate, team and individual performance. The 2007 AIP covers the 12-month period from January 1, 2007 through
December 31, 2007. Eligible employees will have individual bonus targets, with such targets for certain employees adjusted based upon the Company’s overall financial performance against revenue and operating EBITDA targets for the year. Achievement of key company, functional/divisional and individual performance objectives will determine the individual bonus payouts. The Compensation Committee approved performance targets and target bonuses for employees in the 2007 AIP. Howard Edelstein, the Company’s President and Chief Executive
Officer, Steven Vigliotti, the Company’s Chief Financial Officer and Brian Bellardo, the
Company’s General Counsel (who is a “named executive officer” within the meaning of the SEC rules but ceased serving as an executive officer of the Company as of May 15, 2007), are participating in the 2007 AIP. The target bonuses for Mr. Edelstein, Mr. Vigliotti and Mr.
Bellardo under the 2007 AIP are $495,000 (of which $433,125 is guaranteed for 2007 in accordance with the terms of Mr. Edelstein’s Employment Agreement with the Company),
$200,000 and $86,822, respectively. Mr. Edelstein does not have a minimum bonus guarantee beyond 2007 and his future bonuses will be determined based upon performance. The 2007 AIP is filed as Exhibit 10.1 and the foregoing summary is qualified by reference to the 2007 AIP.

        At the same meeting, the Board adopted the NYFIX, Inc. 2007 Omnibus Equity
Compensation Plan (the “2007 Plan”), which provides for stock-based awards to employees
(including foreign employees), certain consultants, and non-employee directors. The 2007 Plan permits awards covering a total of 9,450,000 shares (plus unused shares under prior plans) and restricts subsequent awards under the NYFIX, Inc. 2001 Stock Option Plan (the “2001 Plan”),
and the Javelin Technologies, Inc. 1999 Stock Option/Stock Issuance Plan, effective upon stockholder approval of the 2007 Plan. The 2007 Plan limits the number of shares that may be issued under incentive stock options to 5,000,000 shares and limits the number of shares that may be issued to any one individual during a consecutive 12-month period to awards in respect of 5,000,000 shares. The 2007 Plan is filed as Exhibit 10.2 and the foregoing summary is qualified by reference to the 2007 Plan.

        On October 2, 2007, the Compensation Committee approved the grant to employees of the Company, other than executive officers, of options and time-based restricted stock units under the 2007 Plan covering a total of 3,114,150 shares.

        On October 2, 2007, a special committee comprised of four independent members of the
Board who also qualified as “non-employee directors” for purposes of Rule 16b-3 under the
Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the
Internal Revenue Code approved:

  the grant to executive officers of the Company of time-based stock options, performance- based
  stock options, time-based restricted stock units and performance-based restricted   stock units
  under the 2007 Plan covering a total of 4,002,223 shares, and

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  the grant to executive officers of the Company of time-based stock options and fully- vested stock options under the 2001 Plan covering a total of 2,258,057 shares.

        In sum, awards granted under the 2001 Plan and the 2007 Plan covered a total of 9,374,430 shares including 5,888,255 time-based stock options, 752,570 fully-vested stock options, 1,428,855 performance-based stock options, 954,750 time-based restricted stock units and 350,000 performance-based restricted stock units. The exercise price of the stock options granted is $4.60 per share, which is the last reported sale price of the Company’s common stock on October 2,
2007, the date of grant. Awards granted to executive officers under the 2007 Plan are contingent on stockholder approval of the 2007 Plan; since stockholder approval of the 2001 Plan has already been obtained, awards made to executive officers thereunder do not have a similar contingency. Awards to persons other than executive officers of the Company under the 2007
Plan are not subject to stockholder approval of the 2007 Plan and will be effective even if stockholder approval of the Plan is not obtained. It is generally intended that awards granted to executive officers, other than the restricted stock units granted to Mr. Edelstein
(described below), and the restricted stock units that vest upon the attainment of performance measures relating to the 2007 calendar year, will be qualified performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code. The equity awards described above included awards to Mr. Edelstein, Mr. Vigliotti and Mr. Bellardo, each of which is summarized below.

        Mr. Edelstein was granted equity awards in respect of an aggregate of 3,810,280 shares.  These awards were made in the form of both stock options (under both the 2001 Plan and the 2007 Plan)
and restricted stock units.

  Mr. Edelstein was granted time-based options to purchase 753,786 shares of common stock under the 2007 Plan, contingent upon stockholder approval of the 2007 Plan. The stock options vest monthly over 36 months starting on October 4, 2007, if Mr. Edelstein is still employed on the respective vesting dates, subject to certain acceleration of vesting provisions. The terms and conditions of the options are set forth in the Edelstein 2007 Plan Non-Qualified Stock Option Agreement filed as Exhibit 10.3.

  Mr. Edelstein was granted performance-based options to purchase 1,428,855 shares of common stock under the 2007 Plan, contingent upon stockholder approval of the 2007 Plan. The performance-based stock options granted to Mr. Edelstein under the 2007 Plan are earned over a period of four years subject to the attainment of annual performance goals for 2007, 2008, 2009 and 2010. If initial performance goals for 2007, 2008 and 2009 are not met, then stock options relating to those performance periods that are unearned as of March 10, 2011 may be earned on March 10, 2011 if performance targets (which performance targets may be different than those used for the 2010 tranche of performance-based options) established for 2010 are met. The earned stock options vest, generally, on the earlier of one year after the date they are earned or March 10, 2011 if Mr. Edelstein is still employed with the Company on September 4th of the previous year.  The earned stock options will vest earlier upon a change in control of the Company, the death or disability of Mr. Edelstein, or the termination of Mr. Edelstein’s employment by the Company without cause or by Mr. Edelstein for good reason. The terms and conditions of the performance-based stock options are set forth in the Edelstein 2007 Plan

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  Non-Qualified Stock Option Agreement (performance-based vesting) filed as Exhibit10.4.
  Mr. Edelstein was granted 200,000 time-based restricted stock units under the 2007 Plan, contingent upon stockholder approval of the 2007 Plan. Each restricted stock unit represents the right to receive a single share of the Company’s common stock on the date of settlement. The time-based restricted stock units granted to Mr. Edelstein under the 2007 Plan vest and are settled on the later of December 15, 2007 or the date of stockholder approval of the 2007 Plan. The terms and conditions of the time-based restricted stock units are set forth in the Edelstein 2007 Plan Restricted Stock Unit Agreement filed as Exhibit 10.5.

  Mr. Edelstein was granted time-based options to purchase 675,069 shares of common stock under the 2001 Plan. The stock options vest monthly over 36 months starting on October 4, 2007, if Mr. Edelstein is still employed on the respective vesting dates, subject to certain acceleration of vesting provisions. The terms and conditions of the options are set forth in the Edelstein 2001 Plan Non-Qualified Stock Option Agreement (time-based vesting) filed as Exhibit 10.6.

  Mr. Edelstein was granted options to purchase 752,570 shares of common stock under the 2001 Plan. The stock options are fully vested on October 2, 2007. The terms and conditions of the options are set forth in the Edelstein 2001 Plan Non-Qualified Stock Option Agreement filed as Exhibit 10.7.

        The Form 4 filed by Mr. Edelstein on October 4, 2007 reported only the two option grants under the 2001 Plan.  The other three equity awards are not reportable on Form 4 at this time as a result of the stockholder approval and/or performance contingencies included in the awards.

        In addition, pursuant to the terms of the First Amendment to Mr. Edelstein’s September 4, 2006
Employment Agreement, filed as Exhibit 10.8, the Company has agreed to purchase a $7.5 million term life insurance policy for the benefit of Mr. Edelstein.

        Mr. Vigliotti was granted equity awards in respect of an aggregate of 350,000 shares.  These awards were made in the form of both stock options (under both the 2001 Plan and the 2007
Plan) and restricted stock units.

  Mr. Vigliotti was granted time-based options to purchase 181,369 shares of common stock under the 2007 Plan, contingent upon stockholder approval of the 2007 Plan.  Twenty-five percent (25%) of the options vest on March 10, 2008 with the remainder vesting monthly over the following 36 months, if Mr. Vigliotti is still employed on the respective vesting dates, subject to certain acceleration of vesting provisions. The terms and conditions of the options that apply to grants made to Mr. Vigliotti, are set forth in the Vigliotti 2007 Plan Non-Qualified Stock Option Agreement (time-based vesting) filed as Exhibit 10.9.
  Mr. Vigliotti was granted 50,000 performance-based restricted stock units under the 2007 Plan, contingent upon stockholder approval of the 2007 Plan. Each restricted stock unit

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  represents the right to receive a single share of the Company’s common stock, or the fair market value thereof on the date of settlement. The performance-based restricted stock units granted to Mr. Vigliotti under the 2007 Plan are earned over a period of four years subject to the attainment of annual performance goals for 2007, 2008, 2009 and 2010. If initial performance goals for 2007, 2008 and 2009 are not met, then restricted stock units relating to those performance periods that are unearned as of March 10, 2011 may be earned on March 10, 2011 if performance targets (which performance targets may be different than those used for the 2010 tranche of performance-based restricted stock units) established for 2010 are met. The earned units vest, generally, on the earlier of one year after the date they are earned or March 10, 2011 if Mr. Vigliotti is still employed with the Company, but the earned units will vest earlier upon a change in control of the Company, the death or disability of Mr. Vigliotti, or the termination of Mr. Vigliotti’s employment by the Company without cause or by Mr. Vigliotti for good reason. The vested units will be paid, generally, when vested, but no earlier than the earliest of one year after the vesting date, March 10, 2011, on the March 10 following Mr. Vigliotti’s death or upon a change in control. The terms and conditions of the performance-based restricted stock units are set forth in the Vigliotti 2007 Plan Restricted Stock Unit Agreement (performance-based vesting) filed as Exhibit 10.10.
  In addition Mr. Vigliotti was granted time-based options to purchase 118,631 shares of common stock under the 2001 Plan. Twenty-five percent (25%) of the options granted vest on March 10, 2008 with the remainder vesting monthly over the following 36 months, if Mr. Vigliotti is employed on the respective vesting dates, subject to certain acceleration of vesting provisions. The terms and conditions of the options granted to Mr. Vigliotti are set forth in the Vigliotti 2001 Non-Qualified Stock Option Plan Agreement filed as Exhibit 10.11.

        The Form 4 filed by Mr. Vigliotti on October 4, 2007 reported only the option grant under the 2001
Plan. The other two equity awards are not reportable on Form 4 at this time as a result of the stockholder approval and/or performance contingencies included in the awards.

        Mr. Bellardo was granted equity awards in respect of an aggregate of 37,500 shares under the 2007
Plan, without a contingency for stockholder approval. Mr. Bellardo was granted options to purchase
30,000 shares of common stock. Mr. Bellardo was also granted 7,500 restricted stock units. The restricted stock units vest over time, with twenty-five percent (25%) vesting on each March 10 following the date of grant, commencing March 10, 2008, if Mr. Bellardo is employed on the vesting date. The options vest over time, with twenty-five percent (25%) vesting on March 10,
2008 and the remaining options vesting monthly over 36 months thereafter, if Mr. Bellardo is employed on the respective vesting dates, subject to certain acceleration of vesting provisions. The terms and conditions of the options and restricted stock units granted to Mr. Bellardo are set forth in the Bellardo Non-Qualified Stock-Option Agreement filed as Exhibit 10.12 and the Bellardo
Restricted Stock Unit Agreement filed as Exhibit 10.13.

        The foregoing summaries of the agreements with Mr. Edelstein, Mr. Vigliotti and Mr. Bellardo are qualified by reference to the copies of such agreements filed as exhibits herewith.

        Also filed as exhibits to this Form 8-K are the following standard forms of agreements

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approved by the Board for use in awards made under the 2007 Plan: Model Non-Qualified Stock
Option Agreement (Exhibit 10.14); Model Restricted Stock Unit Agreement (performance-based vesting) (Exhibit 10.15); and Model Restricted Stock Unit Agreement (time-based vesting)
(Exhibit 10.16).

Item 9.01.		Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No. Description of Exhibit

*	10.1	2007 Annual Incentive Plan.
	10.2	2007 Omnibus Equity Compensation Plan. Incorporated
		herein by reference from Exhibit 4.1 to the Registrant’s
		Registration Statement on Form S-8 filed October 2, 2007
		(File Number 333-146446).

*	10.3	2007 Plan Non-Qualified Stock Option Agreement (Time-
		based Vesting) between the Company and Mr. Edelstein.

*	10.4	2007 Plan Non-Qualified Stock Option Agreement
		(Performance-based Vesting) between the Company and
		Mr. Edelstein.

*	10.5	2007 Plan Restricted Stock Unit Agreement (Time-based
		Vesting) between the Company and Mr. Edelstein.

*	10.6	2001 Plan Non-Qualified Stock Option Agreement (Time-
		based Vesting) between the Company and Mr. Edelstein.

*	10.7	2001 Plan Non-Qualified Stock Option Agreement (Fully
		Vested) between the Company and Mr. Edelstein.

*	10.8	Amendment to the Employment Agreement between the
		Company and Mr. Edelstein.

*	10.9	2007 Plan Non-Qualified Stock Option Agreement (Time-
		based Vesting) between the Company and Mr. Vigliotti.

*	10.10	2007 Plan Restricted Stock Unit Agreement
		(Performance-based Vesting) between the Company and
		Mr. Vigliotti.

*	10.11	2001 Plan Non-Qualified Stock Option Agreement (Time-
		based Vesting) between the Company and Mr. Vigliotti.

*	10.12	2007 Plan Non-Qualified Stock Option Agreement (Time-
		based Vesting) between the Company and Mr. Bellardo.

*	10.13	2007 Plan Restricted Stock Unit Agreement (Time-based
		Vesting) between the Company and Mr. Bellardo.

	10.14	Form of Non-Qualified Stock Option Agreement.
		Incorporated herein by reference from Exhibit 4.3 to the

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		Registrant’s Registration Statement on Form S-8 filed
		October 2, 2007 (File Number 333-146446).

*	10.15	Form of Restricted Stock Unit Agreement (Performance-
		based Vesting).

*	10.16	Form of Restricted Stock Unit Agreement (Time-based
		Vesting).

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2007

NYFIX, INC.
By: /s/Scott A. Bloom
Name: Scott A. Bloom
Title: Executive Vice President Corporate Development and Chief Administrative Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	2007 Annual Incentive Plan.
10.3	2007 Plan Non-Qualified Stock Option Agreement (Time-based Vesting)
between the Company and Mr. Edelstein.
10.4	2007 Plan Non-Qualified Stock Option Agreement (Performance-based Vesting) between the Company and Mr. Edelstein.
10.5	2007 Plan Restricted Stock Unit Agreement (Time-based Vesting)
between the Company and Mr. Edelstein.
10.6	2001 Plan Non-Qualified Stock Option Agreement (Time-based Vesting)
between the Company and Mr. Edelstein.
10.7	2001 Plan Non-Qualified Stock Option Agreement (Fully Vested)
between the Company and Mr. Edelstein.
10.8	Amendment to the Employment Agreement between the Company and
Mr. Edelstein.
10.9	2007 Plan Non-Qualified Stock Option Agreement (Time-based Vesting)
between the Company and Mr. Vigliotti.
10.10	2007 Plan Restricted Stock Unit Agreement (Performance-based Vesting) between the Company and Mr. Vigliotti.
10.11	2001 Plan Non-Qualified Stock Option Agreement (Time-based Vesting)
between the Company and Mr. Vigliotti.
10.12	2007 Plan Non-Qualified Stock Option Agreement (Time-based Vesting)
between the Company and Mr. Bellardo.
10.13	2007 Plan Restricted Stock Unit Agreement (Time-based Vesting)
between the Company and Mr. Bellardo.
10.15	Form of Restricted Stock Unit Agreement (Performance-based Vesting).
10.16	Form of Restricted Stock Unit Agreement (Time-based Vesting).

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